SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Item 12. Disclosure of Results of Operations and Financial Condition

        On July 28, 2004, PPL Corporation issued a press release announcing its results for the quarter ended June 30, 2004 and affirming its 2004 earnings forecast. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibits
	99.1 -	Press Release, dated July 28, 2004, announcing PPL Corporation's results for the quarter ended June 30, 2004 and affirming its 2004 earnings forecast.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION
By:	/s/ Mark D. Woods Mark D. Woods Controller

Dated:  July 28, 2004